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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  January 9, 1998
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                          EVEREN CAPITAL CORPORATION
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            (Exact name of Registrant as specified in its charter)


          DELAWARE                       1-13940                 36-4019175
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      (State or other             (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                               Identification No.)


        77 West Wacker Drive            Chicago, IL                 60601
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(Address of principal executive office)                          (Zip code)



Registrant's telephone number, including area code (312) 574-6000
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5. Other Events

On January 9, 1998 EVEREN Capital Corporation (the "Company") completed the acquisition of Principal Securities Holding Corporation and its wholly-owned subsidiary, Principal Financial Securities, Inc., from Principal Mutual Life Insurance Company for $75 million in cash.

Principal Financial Securities, Inc. ("PFSI") is a registered securities broker-dealer and will operate as a separate subsidiary of the Company until PFSI's back office and other operating activities can be combined with those of EVEREN Securities, Inc., one of the Company's existing subsidiaries.

Item 7. Financial Statements and Exhibits

(a)   Financial Statements--Not applicable.

(b)   Pro forma financial information--Not applicable.

(c)   Exhibits

      99   Press release dated January 9, 1998

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                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                EVEREN CAPITAL CORPORATION
                                --------------------------------
                                       (Registrant)

Dated: January 21, 1998               By:  /s/ Daniel D. Williams
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                                           Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer of the Registrant)

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